UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2025

SPRINGBIG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Ste. 500

Boca Raton, Florida, 33487

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 772-9172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by SpringBig Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on July 29, 2025 to provide additional disclosure under Item 5.02 based on communications received subsequent to that filing and to file Exhibits under Item 9.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

As previously disclosed, effective July 29, 2025, Jeffrey Harris informed the Company that he had resigned as a member of the Company’s Board of Directors (the “Board”), of which he served as Chairman. A copy of the resignation email from Mr. Harris is attached hereto as Exhibit 17.1. The email did not state that his resignation was due to any disagreements with the Company or the Board.

On August 11, 2025, the Company received a letter from Mr. Harris (the “Harris Letter”) indicating that disagreements with the Company led to his decision to resign from the Board, a copy of which is attached hereto as Exhibit 17.2. As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, the Company and Mr. Harris, who had served as the Company’s Chief Executive Officer until he stepped down on March 31, 2025, are currently engaged in litigation brought forth by Mr. Harris during the second quarter of 2025 against the Company related to a consulting agreement and a separation agreement, pursuant to which, among other items, (i) Mr. Harris was required to provide services to the Company for a twelve-month period commencing on April 1, 2025, including being available to the Board and management to help with strategic planning, (ii) as consideration for his services, Mr. Harris was to receive a consulting fee of $450,000 payable in eighteen equal monthly installments (the “Consulting Fee”) and (iii) the Company was required to grant to Mr. Harris 250,000 restricted stock units pursuant to its 2022 Long-Term Incentive Plan subject to vesting on the earlier of the occurrence of a change of control and March 31, 2026 (the “RSU Grant”). The Company has not paid the Consulting Fee or made the RSU Grant, which are mentioned in the Harris Letter in relation to his disagreement.

The Company strongly disagrees with the assertions in the Harris Letter.

In accordance with the requirements of Item 5.02 of Form 8-K, the Company will provide Mr. Harris with a copy of the disclosures contained in this Current Report on Form 8-K no later than the day of filing this Form 8-K with the Commission.

Item 9.01. Exhibits

Exhibit No.	Description of Exhibit
17.1	Email from Jeffrey Harris, dated July 29, 2025.
17.2	Letter from Jeffrey Harris, dated August 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

August 13, 2025	By:	/s/ Jaret Christopher
		Name:	Jaret Christopher
		Title:	Chief Executive Officer

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